UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

CytomX Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd, Suite 400 South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650-515-3185

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2026, stockholders of CytomX Therapeutics, Inc. (the “Company”) approved at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) an amendment (the “2015 Plan Amendment”) to the Company’s Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) and an amendment (the “ESPP Amendment”) to the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”).

The 2015 Plan Amendment amends the 2015 Plan to increase the number of shares authorized for issuance thereunder by 6,500,000 shares. The 2015 Plan Amendment was adopted by the Company’s board of directors (the “Board”) in March 2026 and became effective on the date of stockholder approval.

The terms of the 2015 Plan Amendment are described in the section entitled “Proposal 4: Approval of the Amendment to our Amended and Restated 2015 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2026 (the “Proxy Statement”).

The ESPP Amendment amends the ESPP to increase the number of shares authorized for issuance thereunder by 1,000,000 shares. The ESPP Amendment was adopted by the Board in March 2026 and became effective on the date of stockholder approval.

The terms of the ESPP Amendment are described in the section entitled “Proposal 5: Approval of the Amendment to our Amended and Restated Employee Stock Purchase Plan” in the Proxy Statement.

The foregoing descriptions of the 2015 Plan Amendment and the ESPP Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text thereof. Copies of the 2015 Plan and the ESPP, as amended to reflect the 2015 Plan Amendment and the ESPP Amendment, respectively, are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 22, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock from 300,000,000 to 600,000,000 shares (the “Charter Amendment”). The Charter Amendment was approved by the Company’s stockholders at the Annual Meeting on June 17, 2026.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which is filed as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 17, 2026. On April 20, 2026, the record date for the Annual Meeting, there were 217,702,919 shares of the Company’s common stock outstanding, with each such share being entitled to one vote.

At the Annual Meeting, 183,604,084 shares of the Company’s common stock were voted online or by proxy for the seven proposals set forth below, each of which is described in the Proxy Statement.

Proposal 1. The Company’s stockholders elected the Class II director nominees below to the Board to hold office until the 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or the earlier of their death, resignation or removal.

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Matthew P. Young	146,742,827	2,062,471	199,664	34,599,122
Elaine V. Jones Ph.D.	131,377,301	17,428,951	198,710	34,599,122

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

FOR	AGAINST	ABSTAIN
182,976,052	382,681	245,351

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 600,000,000 shares.

FOR	AGAINST	ABSTAIN
178,362,995	4,771,689	469,400

Proposal 4. The Company’s stockholders approved an amendment to the 2015 Plan, as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
147,079,951	1,745,001	180,010	34,599,122

Proposal 5. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan, as described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
147,375,197	1,468,576	161,189	34,599,122

Proposal 6. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to the compensation disclosure rules of the SEC.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
147,127,715	1,722,679	154,568	34,599,122

Proposal 7. The non-binding, advisory vote regarding the frequency of future advisory votes by stockholders on the compensation of the Company’s named executive officers:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
145,004,404	1,298,607	2,352,377	349,574	34,599,122

Based upon the results set forth in Proposal 7 above, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every year.

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

10.1	Amended and Restated CytomX Therapeutics, Inc. 2015 Equity Incentive Plan

10.2	Amended and Restated CytomX Therapeutics, Inc. Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: June 22, 2026	By:	/s/ Christopher W. Ogden
Christopher W. Ogden
SVP, Chief Financial Officer